                        SUPPLEMENT DATED MARCH 22, 2004
                                    TO THE
                                 PROSPECTUSES
                                    OF THE
                             FUNDS INDICATED BELOW

   Effective March 22, 2004, the following is added under the heading "Management --Distribution arrangements" in the Prospectuses for each of the Funds listed below:

   In addition, the distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

   The payments described above are often referred to as" revenue sharing payments." The recipients of such payments may include the funds' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
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
CitiFunds Premium Trust                                December 29, 2003
   Citi Premium Liquid Reserves
   Citi Premium US Treasury Reserves
CitiFunds Institutional Trust                          December 29, 2003
   Citi Institutional Liquid Reserves
   Citi Institutional Cash Reserves
   Citi Institutional US Treasury Reserves
   Citi Institutional Tax Free Reserves
   Citi Institutional Enhanced Income Fund

CitiFunds Trust III                                    December 29, 2003
   Citi Cash Reserves
   Citi US Treasury Reserves
   Citi California Tax Free Reserves
   Citi Connecticut Tax Free Reserves, Class N Shares
   Citi New York Tax Free Reserves
   Citi Tax Free Reserves

CitiFunds Trust I                                      December 29, 2003
   Citi Institutional Money Reserves




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